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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                SEPTEMBER 7, 1999
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                  1-11071                    23-2668356
(STATE OR OTHER JURISDICTION      (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)               IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Corporation                                                         Form 8-K
Page 2                                                         September 7, 1999


ITEM 5.    OTHER EVENTS

         On September 7, 1999, the Registrant issued the attached news release announcing the final results of the Registrant's previously announced Dutch auction self-tender offer for 4.5 million shares of its Common Stock.
The offer expired Friday, August 27, 1999 at midnight, EDT.

         The news release is included as an exhibit to this report and is incorporated in this Item 5 by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         (99) News release dated September 7, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UGI CORPORATION
                                  (REGISTRANT)



                                  By:  /s/ Robert W. Krick
                                          Robert W. Krick
                                          Treasurer

Date:  September 7, 1999
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                                  EXHIBIT INDEX



Exhibit No.             Description


   (99)                 News release dated September 7, 1999


                                       A-1